GOODWILL AND INTANGIBLE ASSETS, NET - Amortization Expense (Details) - USD ($) $ in Thousands	Oct. 02, 2021	Dec. 31, 2020	Dec. 31, 2019
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
Remainder of fiscal 2021	$ 5,415	$ 21,959
2022	21,959	21,959
2023	21,768	21,768
2024	20,948	20,948
2025	20,791	20,791
Thereafter	180,950	182,048
Total	$ 271,831	$ 289,473	$ 258,297